Supplement dated February 27, 2019, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York. Your variable annuity contract does not offer all of the variable sub-accounts described below. Please check your annuity prospectus to determine which of the following changes affect the annuity contract that you own.
Portfolio Closures
Effective at the close of business April 24, 2019 (the Closure Date), the following variable sub-accounts, which may be currently available in your Variable Annuity, will be closed to all Contract owners:

Morgan Stanley VIS Multi Cap Growth Portfolio – Class X
Morgan Stanley VIS Multi Cap Growth Portfolio – Class Y
As of the Closure Date, no new investment (including any type of systematic payment or rebalancing) into the sub-accounts will be accepted from Contract owners, including those Contract owners who have contract value invested in the sub-accounts as of the Closure Date.
Portfolio Mergers
The following Target Portfolios will be merged into the Acquiring Portfolios as noted below, effective on or about April 29, 2019 (“Merger Date”). After the Merger Date, all references to the Target Portfolios in your Annuity prospectus should be disregarded.

Target Portfolio	Acquiring Portfolio
Morgan Stanley VIS Multi Cap Growth Portfolio – Class X	Morgan Stanley VIF Growth Portfolio – Class I
Morgan Stanley VIS Multi Cap Growth Portfolio – Class Y	Morgan Stanley VIF Growth Portfolio – Class II
On the Merger Date, the Target Portfolios will no longer be available under any of our annuity contracts, and any Contract Value allocated to the sub-accounts investing in the Target Portfolios will be transferred, as of the Merger Date, to the sub-accounts investing in the Acquiring Portfolios.
Please note that you have the ability to transfer out of the sub-accounts investing in the Target Portfolios any time prior to the Merger Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract.  Also, for a period of 60 days after the Merger Date, any Contract Value that was transferred to the sub-accounts investing in the Acquiring Portfolios as the result of the merger can be transferred free of charge and will not count as one of your annual free transfers.
It is important to note that any transfer limitations applicable to the investment option to which a transfer is made will apply as described in your prospectus. Please refer to your prospectus for information about investment options.
After the Merger Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the sub-accounts investing in the Target Portfolios will be deemed instruction for the sub-accounts investing in the Acquiring Funds. This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.
Additionally, if the Target Portfolio is part of an allocation model for your Contract, you may need to make a new election of an available portfolio within the asset allocation model for the model to continue to operate for your Contract following the Merger Date. You may wish to consult with your financial professional about the impact of the mergers on any allocation instructions and asset allocation models in effect for your Contract.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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